SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) February 18, 2004
                                                      ------------------


                               ICEWEB INCORPORATED
                               -------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27866                 13-2640971
 ----------------------------    ------------------------    -------------------
 (State of other jurisdiction    (Commission File Number)      (IRS Employer
       or incorporation)                                     Identification No.)


                620 Herndon Parkway, Suite 360, Herndon, VA 20170
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (703) 964-8000
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

         On February 18, 2004, Iceweb Incorporated disseminated a press release through Business Wire regarding the company's quarterly financial results for the period ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

                99.1    Press Release dated February 18, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ICEWEB INCORPORATED



                                        By: /s/ John Signorello
                                            -------------------
                                            John Signorello
                                            Chief Executive Officer


DATED:   February 18, 2004




                                       3